Supplement dated November 2, 2009
to Prospectus dated May 1, 2009 for

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

on behalf of

PRUBENEFIT SELECTSM Group Flexible Premium Variable Universal Life Insurance Contracts

This supplement describes changes to the Group Contract prospectus resulting from the reorganization of the funds described in the chart below and the fund closure described below.  Each Target Fund will merge into its corresponding Acquiring Fund on the indicated effective date.

Target Fund	Acquiring Fund
Effective on or about November 13, 2009:
SP Aggressive Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
SP PIMCO High Yield Portfolio	High Yield Bond Portfolio

Effective on or about November 20, 2009:
SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
Diversified Conservative Growth Portfolio	AST Preservation Asset Allocation Portfolio

The following Group Contract prospectus changes are a result of the fund reorganizations described above:

•	The name of each Target Fund is replaced by the name of the corresponding Acquiring Fund throughout the prospectus.

•
The investment objectives of the Target Funds and Acquiring Funds are the same with the exception of the objective for the SP PIMCO High Yield Portfolio, which will change from “Maximum total return, consistent with preservation of capital and prudent investment management” to the objective of the High Yield Bond Portfolio, which is “High total return”.

•
AST Investment Services, Inc. and Prudential Investments LLC, both wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential Financial”), serve as overall investment adviser for each of the three asset allocation portfolios.

•
Quantitative Management Associates, LLC (“QMA”), Jennison Associates LLC (“Jennison”) and Prudential Investment Management, Inc. (“PIM”), each an indirect wholly-owned subsidiary of Prudential Financial, are the subadvisers for each of the three asset allocation portfolios.

•	PIM is the subadviser for the High Yield Bond Portfolio.

•	The fees and expenses for the Acquiring Funds are included in the prospectus for each of the Acquiring Funds.

Van Eck WorldWide Real Estate Fund (the “Fund”) Closure

The Board of Trustees of the WorldWide Insurance Trust has approved a Plan of Liquidation and Dissolution for the Fund, pursuant to which the Fund is expected to be liquidated on or about December 8, 2009.  Effective December 8, 2009, the Fund is no longer available under PruBenefit Select and all references to the Fund in the prospectus are removed.

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